Acquisitions	12 Months Ended
Jun. 30, 2011
Acquisitions
Acquisitions

2. ACQUISITIONS

 Fiscal 2011

During fiscal 2011, we completed several acquisitions, the most significant of which are described in more detail below. The results of the acquisitions described below are included within our Pharmaceutical segment. We also completed other acquisitions during this period that were not significant, individually or in the aggregate. The valuation of identifiable intangible assets utilizes significant unobservable inputs and thus represents a Level 3 fair value measurement. The fair value measurements of assets acquired and liabilities assumed as of the acquisition dates were completed during fiscal 2011. The consolidated financial statements include the results of operations from these business combinations from the date of acquisition. For fiscal 2011, these three acquisitions increased revenues by $2.9 billion and operating earnings by $61.3 million, compared to fiscal 2010.

Kinray. On December 21, 2010, we completed the acquisition of privately held Kinray, Inc. ("Kinray") for $1.3 billion in an all-cash transaction. Kinray is a wholesale pharmaceutical distribution company which serves retail independent pharmacies primarily in the New York metropolitan area.

Yong Yu. On November 29, 2010, we completed the acquisition of what is now our Yong Yu subsidiary for $457.7 million, including the assumption of $57.4 million in debt. Yong Yu is a health care distribution business headquartered in Shanghai, China.

P4 Healthcare. On July 15, 2010, we completed the acquisition of privately held Healthcare Solutions Holding, LLC ("P4 Healthcare") for $506.1 million in cash and certain contingent consideration. P4 Healthcare serves key participants across the chain of specialty care, including physicians, pharmaceutical companies and payors by providing essential tools, services and data to help improve the quality of patient outcomes and increase efficiency in the delivery of health care services.

In accordance with the agreement, the former owners of P4 Healthcare have the right to receive certain contingent payments based on targeted earnings before interest, taxes, depreciation, and amortization ("EBITDA"). The contingent consideration was to be earned over four measurement periods, which spanned three years, and each measurement period had specific targets and payout amounts. The contingent consideration payout was limited to $150.0 million. Subsequent to June 30, 2011, we amended the agreement with the former owners to extend the fourth measurement period (beginning January 1, 2013) from six months to eighteen months and reduce the maximum contingent consideration payout to $100.0 million.

We determined the estimated fair value of the contingent consideration obligation based on a probability-weighted income approach derived from EBITDA estimates and probability assessments with respect to the likelihood of achieving the various EBITDA targets. The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 fair value measurement. At each reporting date, we revalue the contingent consideration obligation to estimated fair value and record changes in fair value as income or expense in our consolidated statement of earnings as acquisition-related costs. Changes in the fair value of the contingent consideration obligation may result from changes in the terms of the contingent payments, changes in discount periods and rates, changes in the timing and amount of EBITDA estimates, and changes in probability assumptions with respect to the timing and likelihood of achieving the EBITDA targets. Actual progress toward achieving the EBITDA targets for the remaining measurement periods may be different than our expectations of performance in future measurement periods. Failure to meet current expectations of progress could increase the probability of not achieving the targets within the measurement periods and result in a material reduction in the fair value of the contingent consideration obligation. The fair value of the contingent consideration obligation was $75.4 million as of June 30, 2011, compared to the initial valuation of $92.0 million. The $16.6 million decrease in the contingent consideration liability reflects a cash payment of $10.2 million for the first measurement period and changes in our estimate of performance in future measurement periods.

The following table summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date for the three acquisitions described above:

                   (in millions)

	Kinray	Yong Yu	P4 Healthcare
Identifiable intangible assets
Trade names (1)	$16.8	$4.3	$16.0
Customer relationships (2)	116.0	51.7	163.0
Non-compete agreements (3)	0.0	0.0	9.7
Other (4)	0.0	0.0	37.0

Total identifiable intangible assets acquired	132.8	56.0	225.7
Cash and equivalents	0.0	3.9	0.0
Trade receivables, net	297.3	243.8	9.2
Inventories	180.8	133.1	0.1
Property and equipment, net	3.5	3.7	2.3
Other assets	18.8	52.0	2.8
Accounts payable	(268.5)	(218.8)	(1.2)
Other accrued liabilities	(12.4)	(55.8)	(8.3)
Short-term borrowings	0.0	(56.1)	0.0
Long-term obligations	0.0	(1.3)	0.0
Contingent consideration obligation	0.0	0.0	(92.0)

Total identifiable net assets acquired	352.3	160.5	138.6
Goodwill	983.7	239.8	367.5

Total net assets acquired	$1,336.0	$400.3	$506.1

(1)	The weighted average lives of the trade names relating to the Kinray and Yong Yu acquisitions range from two to three years. P4 Healthcare trade names have indefinite lives.
(2)	The weighted average lives of customer relationships range from 4 to 15 years.
(3)	The weighted average life of non-compete agreements is five years.
(4)	The weighted average lives of other identified intangible assets range from 2 to 10 years.

Fiscal 2010

During fiscal 2010, we completed an acquisition that individually was not significant. The aggregate purchase price of this acquisition, which was paid in cash, was $32.0 million, including the assumption of $1.9 million of liabilities. The consolidated financial statements include the results of operations from this business combination from the date of the acquisition.

Fiscal 2009

During fiscal 2009, we completed an acquisition that individually was not significant. The aggregate purchase price of this acquisition, which was paid in cash, was $128.6 million. Assumed liabilities of this acquired business were $102.1 million. The consolidated financial statements include the results of operations from this business combination from the date of acquisition.

Acquisition-Related Costs

We classify costs incurred in connection with acquisitions as acquisition-related costs. These costs consist primarily of transaction costs, integration costs, changes in the fair value of contingent payments and amortization of acquisition-related intangible assets. Transaction costs are incurred during the initial evaluation of a potential targeted acquisition and primarily relate to costs to analyze, negotiate and consummate the transaction as well as financial and legal due diligence activities. Integration costs relate to activities needed to combine the operations of an acquired enterprise into our operations. As described above, we record changes in the fair value of contingent payments relating to acquisitions as income or expense in our acquisition-related costs. We amortize intangible assets related to acquisitions over their useful lives. Amortization of acquisition-related intangible assets was $66.9 million, $10.5 million and $13.5 million for fiscal 2011, 2010 and 2009, respectively. See Note 6 for additional information regarding amortization of intangible assets.